Exhibit 10(k)

FIRST AMENDMENT TO
PARTICIPATION AGREEMENT UNDER THE
HAGGAR CORP. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

This First Amendment to Participation Agreement Under the Haggar Corp. Supplemental Executive Retirement Plan (this “Amendment”) is entered into this 14 day of February, 2003 (the “Effective Date”), by and between Haggar Clothing Co., a Nevada corporation, having its principal place of business in Dallas, Texas (“Participating Employer”), and Frank D. Bracken (the “Participant”).  Capitalized terms used herein, but not otherwise defined, shall have the same meaning assigned to them in the Participation Agreement (as defined below).

RECITALS

A.            Participating Employer and Participant entered into that certain Participation Agreement Under the Haggar Corp. Supplemental Executive Retirement Plan, dated as of October 1, 1999 (the “Participation Agreement”);  and

B.            The parties desire to amend the terms of the Participation Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Amendment of Section 4.  Section 4 of the Participation Agreement is hereby amended by adding the following to the end of the Participant’s Vested Benefit Schedule:

Percent Vested	Continued Service Until Attainment of Age
100%	Any age upon a Change of Control under Section 4.2 of the Plan.

2.             Effect.  Except as amended by this Amendment, all of the provisions of the Participation Agreement are hereby affirmed, ratified and declared to be in full force and effect.

3.             Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and together shall constitute one and the same Amendment.

4.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas without application of the conflict of laws principles thereof, except to the extent preempted by federal law, which shall govern to such extent.

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IN WITNESS WHEREOF, this Amendment has been entered into as of the date and year first above written.

PARTICIPATING EMPLOYER:

HAGGAR CLOTHING CO.,
a Nevada corporation

/s/ David Tehle
Name: David Tehle
Title: Executive Vice President
and Chief Financial Officer

PARTICIPANT:

/s/ Frank D. Bracken
Frank D. Bracken